File No. 33-11351
                                              Rule 497(e)

                 STEIN ROE INVESTMENT TRUST
                Stein Roe Young Investor Fund

             Supplement to Feb. 2, 1999 Prospectus
                        ________________

You may open a Young Investor Fund account with a $0 minimum investment between August 25, 1999, and the close of business on Dec. 31, 1999, if:

* you use an application either downloaded or printed (using the Application Wizard) from the Fund's website, www.steinroe.com, and
* you establish an automatic investment plan with monthly investments of at least $50.

The automatic investment plan must continue until your account has a value of at least $1,000 (for custodial accounts) or $2,500 (for regular accounts). (See Your Account-Purchasing Shares.)


            This Supplement is Dated August 16, 1999